UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 11, 2019

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Units Representing Limited Partnership Interests	KRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.02.             Unregistered Sales of Equity Securities.

See Item 8.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01.             Other Events.

On November 11, 2019, Kimbell Royalty Partners, LP, a Delaware limited partnership (“Kimbell”), and Kimbell Royalty Operating, LLC, a Delaware limited liability company and a subsidiary of Kimbell (“Opco” and, together with Kimbell, the “Buyer Parties”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Buckhorn Resources GP, LLC, a Texas limited liability company, Buckhorn Minerals I GP, LP, a Delaware limited partnership, Buckhorn Minerals I, LP, a Delaware limited partnership, Buckhorn Minerals II, LP, a Delaware limited partnership, Buckhorn Minerals III, LP, a Delaware limited partnership, Buckhorn Minerals III-QP, LP, a Delaware limited partnership, and Buckhorn Minerals IV, LP, a Delaware limited partnership (collectively, the “Sellers”). The transactions contemplated by the Purchase Agreement are referred to herein as the “Acquisition.”

Pursuant to the terms of the Purchase Agreement, the Buyer Parties have agreed to acquire certain mineral and royalty assets from the Sellers for aggregate consideration at the closing of the Acquisition consisting of 2,207,880 common units representing limited liability company interests in Opco (“Opco Common Units”) and an equal number of Class B units representing limited partner interests in Kimbell (“Class B Units”), together valued at approximately $31.8 million. The Opco Common Units, together with the Class B Units, will be exchangeable for an equal number of common units representing limited partner interests in Kimbell (“Common Units”). The consideration for the Acquisition is subject to certain adjustments as set forth in the Purchase Agreement.

The private placement of the Opco Common Units and the Class B Units, together with any Common Units that are issued upon an exchange election by holders of such units in the future, will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

Completion of the Acquisition is subject to the satisfaction or waiver of certain closing conditions as set forth in the Purchase Agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

	By:	Kimbell Royalty GP, LLC,
its general partner

	By:	/s/ Matthew S. Daly
Matthew S. Daly
Chief Operating Officer

Date: November 13, 2019

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